August 28, 2009,

as amended November 25, 2009

Filed under Rule 497(e)
File nos. 033-43446
811-06444

Prospectus

Legg Mason

Capital Management

All Cap

Fund

Class : Ticker Symbol

A	: SPAAX
B	: SPBBX
C	: SPBLX
FI
R
R1
I	: LACIX
1

The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this Prospectus is accurate or complete. Any statement to the contrary is a crime.

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Investment objective

The fund seeks long-term capital growth.

Fees and expenses of the fund

The accompanying tables describe the fees and expenses that you may pay if you buy and hold shares of the fund.

You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in funds sold by Legg Mason Investor Services, LLC (“LMIS”), the fund’s distributor. More information about these and other discounts is available from your financial intermediary, in this Prospectus on page 18 under the heading “Sales charges” and in the fund’s statement of additional information (“SAI”) on page 47 under the heading “Sales Charge Waivers and Reductions.”

Class 1 shares of the fund are not available for purchase or incoming exchanges.

Shareholder fees (paid directly from your investment) (%)
	Class A	Class B	Class C	Class FI	Class R	Class R1	Class I	Class 1
Maximum sales charge (load) imposed on purchases (as a % of offering price)	5.75	None	None	None	None	None	None	N/A
Maximum deferred sales charge (load) (as a % of the lower of net asset value at purchase or redemption) (may be reduced over time)	Generally, none	5.00	1.00	None	None	None	None	None
Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment) (%)
	Class A	Class B	Class C	Class FI	Class R	Class R1	Class I	Class 1
Management fees	0.70	0.70	0.70	0.70	0.70	0.70	0.70	0.70
Distribution and service (12b-1) fees	0.25	1.00	1.00	0.25	0.50	1.00	None	None
Other expenses	0.59	0.55	0.16	0.53[1]	0.53[1]	0.58[1]	0.33[1]	0.46
Total annual fund operating expenses	1.54	2.25	1.86	1.48[2]	1.73[2]	2.28[2]	1.03[2]	1.16[2]
Waiver of fees and/or expense reimbursement (subject to recapture)[2]	None	None	None	(0.18)	(0.18)	(0.23)	(0.03)	None
Total annual fund operating expenses after waiver of fees and/or expense reimbursement (subject to recapture)[2]	1.54	2.25	1.86	1.30	1.55	2.05	1.00	1.16

[1]

“Other expenses” for Class I have been estimated. “Other expenses” for Class FI, Class R and Class R1 shares have been estimated because no Class FI, Class R or Class R1 shares were outstanding during the fund’s last fiscal year.

[2]

The manager has agreed to waive fees and/or reimburse operating expenses (other than interest, brokerage, taxes and extraordinary expenses), subject to recapture as described below. As a result, total annual operating expenses are not expected to exceed 1.30% for Class FI shares, 1.55% for Class R shares, 2.05% for Class R1 shares and 1.00% for Class I shares. In addition, total annual operating expenses for Class 1 shares are expected to be at least 0.25% lower than total annual operating expenses for Class A shares. These arrangements are expected to continue until December 31, 2011, may be changed or terminated prior to that date only by agreement of the manager and the Board of Trustees and may be changed or terminated at any time after that date by the manager. These arrangements, however, may be modified by the manager to decrease total annual operating expenses at any time. The manager is also permitted to recapture amounts waived or reimbursed to a class during the same fiscal year if the class’s total annual operating expenses have fallen to a level below the limits described above. In no case will the manager recapture any amount that would result, on any particular business day of the fund, in the class’s total annual operating expenses exceeding these limits.

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes:

•	You invest $10,000 in the fund for the time periods indicated

•	Your investment has a 5% return each year and the fund’s operating expenses remain the same

•	You reinvest all distributions and dividends without a sales charge

2	Legg Mason Capital Management All Cap Fund

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Number of years you own your shares ($)	1 year	3 years	5 years	10 years
Class A (with or without redemption at end of period)	723	1,034	1,367	2,305
Class B (with redemption at end of period)	728	1,003	1,304	2,405
Class B (without redemption at end of period)	228	703	1,204	2,405
Class C (with redemption at end of period)	289	585	1,006	2,181
Class C (without redemption at end of period)	189	585	1,006	2,181
Class FI (with or without redemption at end of period)	132	450	790	1,752
Class R (with or without redemption at end of period)	158	528	922	2,027
Class R1 (with or without redemption at end of period)	208	690	1,199	2,597
Class I (with or without redemption at end of period)	102	325	566	1,257
Class 1 (with or without redemption at end of period)	118	368	637	1,408

Portfolio turnover. The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 59% of the average value of its portfolio.

Legg Mason Capital Management All Cap Fund	3

Principal investment strategies

The fund invests primarily in equity securities that, in the portfolio managers’ opinion, offer the potential for capital growth. The fund may invest in issuers of any size, allowing the portfolio managers flexibility to identify investment opportunities that are expected to help the fund achieve its investment objective.

The portfolio managers follow an intrinsic value discipline in selecting securities, which means that the portfolio managers seek to purchase securities trading at large discounts to their assessment of the companies’ estimated value. The portfolio managers determine intrinsic value by measuring the company’s value on such factors as the discounted value of its projected future free cash flows, the capability to earn returns on capital in excess of its cost of capital, private market values of similar companies and the costs to replicate the business. These and other factors may be more or less significant depending on the type of company. The portfolio managers may also consider qualitative factors in selecting stocks, including an assessment of the company’s products, competitive positioning, strategy, industry economics and dynamics, and regulatory frameworks, among others. Securities may be undervalued due to, among other things, uncertainty arising from the limited availability of accurate information, economic growth and changes, changes in competitive conditions, technological change, investor overreaction to negative news or events, and changes in governmental policy or geopolitical dynamics.

The fund may invest up to 25% of its net assets in foreign securities.

*  *  *

Legg Mason Capital Management All Cap Fund was formerly known as Legg Mason Partners All Cap Fund.

Certain risks

Risk is inherent in all investing. The value of your investment in the fund, as well as the amount of return you receive on your investment, may fluctuate significantly. You may lose part or all of your investment in the fund or your investment may not perform as well as other similar investments. The following is a summary description of certain risks of investing in the fund.

Stock market and equity securities risk. The securities markets are volatile and the market prices of the fund’s securities may decline generally. Securities fluctuate in price based on changes in a company’s financial condition and overall market and economic conditions. If the market prices of the securities owned by the fund fall, the value of your investment in the fund will decline. The recent financial crisis has caused a significant decline in the value and liquidity of many securities.

Issuer risk. The value of a stock can go up or down more than the market as a whole and can perform differently from the value of the market as a whole, often due to disappointing earnings reports by the issuer, unsuccessful products or services, loss of major customers, major litigation against the issuer or changes in government regulations affecting the issuer or the competitive environment. The fund may experience a substantial or complete loss on an individual stock. Historically, the prices of securities of small and medium capitalization companies have generally gone up or down more than those of large capitalization companies, although even large capitalization companies may fall out of favor with investors.

Liquidity risk. Some securities held by the fund may be difficult to sell, or illiquid, particularly during times of market turmoil. Illiquid securities may also be difficult to value. If the fund is forced to sell an illiquid asset to meet redemption requests or other cash needs, the fund may be forced to sell at a loss.

Foreign investments risk. The fund’s investments in securities of foreign issuers involve greater risk than investments in securities of U.S. issuers. Foreign countries in which the fund may invest may have markets that are less liquid and more volatile than U.S. markets and may suffer from political or economic instability. In some foreign countries, less information is available about issuers and markets because of less rigorous accounting and regulatory standards than in the United States. Currency fluctuations could erase investment gains or add to investment losses.

Portfolio selection risk. The value of your investment may decrease if the portfolio managers’ judgment about the attractiveness, value or market trends affecting a particular security, industry or sector or about market movements is incorrect.

Value investing risk. The value approach to investing — including the intrinsic value discipline used here — involves the risk that stocks may remain undervalued. Value stocks may underperform the overall equity market while the market concentrates

4	Legg Mason Capital Management All Cap Fund

on growth stocks. Although the fund will not concentrate its investments in any one industry or industry group, it may, like many value funds, weight its investments toward certain industries, thus increasing its exposure to factors adversely affecting issuers within those industries.

Non-diversification risk. The fund is classified as “non-diversified,” which means it may invest a larger percentage of its assets in a smaller number of issuers than a diversified fund. To the extent the fund invests its assets in fewer issuers, the fund will be more susceptible to negative events affecting those issuers.

Risk of increase in expenses. Your actual costs of investing in the fund may be higher than the expenses shown in “Annual fund operating expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if a fee waiver is changed or terminated or if average net assets decrease. Net assets are more likely to decrease and fund expense ratios are more likely to increase when markets are volatile.

These and other risks are discussed in more detail later in this Prospectus or in the SAI.

Please note there are many other factors that could adversely affect your investment and that could prevent the fund from achieving its objective.

Performance

The accompanying bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows changes in the fund’s performance from year to year for Class A shares. The table shows the average annual total returns of each class of the fund that has been in operation for at least one full calendar year and also compares the fund’s performance with the average annual total returns of an index or other benchmark. The fund makes updated performance information available at the fund’s website, http://www.leggmason.com/individualinvestors/products/mutual-funds/annualized_performance (select share class), or by calling Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432.

The fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.

Sales charges are not reflected in the accompanying bar chart, and if those charges were included, returns would be less than those shown.

Total returns (before taxes) (%)

Best quarter (12/31/2001): 19.01 Worst quarter (12/31/2008): (26.35) The year-to-date return as of the most recent calendar quarter, which ended 06/30/2009, was 16.06

Legg Mason Capital Management All Cap Fund	5

Performance cont’d

Average annual total returns (for periods ended December 31, 2008) (%)
	1 year	5 years	Since inception	Inception date

Class A
Return before taxes	(54.06)	(12.64)	(11.31)	06/30/2000
Return after taxes on distributions	(54.06)	(12.64)	(11.31)
Return after taxes on distributions and sale of fund shares	(35.14)	(10.25)	(8.81)

Other Classes (Return before taxes only)
Class B	(53.96)	(12.45)	(11.31)	06/30/2000
Class C	(51.96)	(12.21)	(11.30)	06/30/2000
Class I	(50.95)	N/A	(49.39)	10/02/2007
Class 1	(51.06)	N/A	(39.35)	02/02/2007
Russell 3000 Index	(37.31)	(1.95)	(3.23)

Prior to February 2, 2007, the fund had a different manager and followed different investment strategies under the name “Legg Mason Partners Multiple Discipline Funds All Cap Growth and Value.” Prior to January 21, 2004, the fund followed different investment strategies under the name “Premier Selections All Cap Growth Fund.”

The after-tax returns are shown only for Class A shares, are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns for classes other than Class A will vary from returns shown for Class A.

Management

Investment manager. Legg Mason Capital Management, Inc. (“LMCM”)

Portfolio managers. Jay Leopold, CFA, Bill Miller, CFA, and David Nelson, CFA. Mr. Leopold (Portfolio Manager of LMCM) has been a portfolio manager for the fund since February 2007 and Mr. Miller (Chairman, Chief Investment Officer and Portfolio Manager of LMCM) and Mr. Nelson (Chairman, Investment Policy Committee, and Portfolio Manager of LMCM) have been portfolio managers for the fund since January 2009.

Purchase and sale of fund shares

You may purchase, redeem or exchange shares of the fund each day the New York Stock Exchange is open, at the fund’s net asset value determined after receipt of your request in good order, subject to any applicable sales charge.

The fund’s initial and subsequent investment minimums generally are as follows:

Investment minimum initial/additional investment ($)
	Class A	Class B	Class C	Class FI	Class R	Class R1	Class I	Class 1[1]
General	1,000/50	1,000/50	1,000/50	N/A	N/A	N/A	N/A	N/A
Uniform Gifts or Transfers to Minor Accounts	1,000/50	1,000/50	1,000/50	N/A	N/A	N/A	N/A	N/A
IRAs	250/50	250/50	250/50	N/A	N/A	N/A	N/A	N/A
SIMPLE IRAs	None/None	None/None	None/None	N/A	N/A	N/A	N/A	N/A
Systematic Investment Plans	50/50	50/50	50/50	N/A	N/A	N/A	N/A	N/A

6	Legg Mason Capital Management All Cap Fund

Investment minimum initial/additional investment ($)
	Class A	Class B	Class C	Class FI	Class R	Class R1	Class I	Class 1[1]
Clients of Eligible Financial Intermediaries	None/None	N/A	N/A	None/None	N/A	N/A	None/None	N/A
Retirement plans with omnibus accounts held on the books of the fund	None/None	N/A	None/None	None/None	None/None	None/None	None/None	None/None
Other retirement plans	None/None	None/None	None/None	N/A	N/A	N/A	N/A	N/A
Institutional Investors	1,000/50	1,000/50	1,000/50	N/A	N/A	N/A	1 million/None	N/A

[1]	Class 1 shares are not available for purchase and incoming exchanges.

Your financial intermediary may impose different investment minimums.

For more information about how to purchase, redeem or exchange shares, and to learn which classes of shares are available to you, you should contact your financial intermediary, or, if you hold your shares or plan to purchase shares through the fund, you should contact the fund by phone (Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432) or by mail (Legg Mason Funds, P.O. Box 55214, Boston, MA 02205-8504).

Tax information

The fund’s distributions are taxable as ordinary income or capital gain, except when your investment is through an IRA, 401(k) or other tax-advantaged account.

Payments to broker/dealers and other

financial intermediaries

The fund and its related companies may pay broker/dealers or other financial intermediaries (such as a bank) for the sale of fund shares and related services. These payments create a conflict of interest by influencing your broker/dealer or other intermediary or its employees or associated persons to recommend the fund over another investment. Ask your financial adviser or visit your financial intermediary’s website for more information.

Legg Mason Capital Management All Cap Fund	7

More on the fund’s investment strategies, investments and risks

The fund seeks long-term capital growth.

The fund invests primarily in equity securities that, in the portfolio managers’ opinion, offer the potential for capital growth. The fund may invest in issuers of any size, allowing the portfolio managers flexibility to identify investment opportunities that are expected to help the fund achieve its investment objective.

The portfolio managers follow an intrinsic value discipline in selecting securities, which means that the portfolio managers seek to purchase securities trading at large discounts to their assessment of the companies’ estimated value. The portfolio managers determine intrinsic value by measuring the company’s value on such factors as the discounted value of its projected future free cash flows, the capability to earn returns on capital in excess of its cost of capital, private market values of similar companies and the costs to replicate the business. These and other factors may be more or less significant depending on the type of company. The portfolio managers may also consider qualitative factors in selecting stocks, including an assessment of the company’s products, competitive positioning, strategy, industry economics and dynamics, and regulatory frameworks, among others. Securities may be undervalued due to, among other things, uncertainty arising from the limited availability of accurate information, economic growth and changes, changes in competitive conditions, technological change, investor overreaction to negative news or events, and changes in governmental policy or geopolitical dynamics.

The fund may invest up to 25% of its net assets in foreign securities.

The portfolio managers may decide to sell securities given a variety of circumstances, such as, for example, when a security no longer appears to offer a long-term above-average risk-adjusted rate of return, when an investment opportunity arises that the portfolio managers believe is more compelling, when the original reason for investing no longer applies, to realize gains or limit potential losses.

The fund’s investment objective and strategies may be changed by the Board of Trustees (the “Board”) without shareholder approval.

Equity investments

Subject to its particular investment policies, the fund may invest in all types of equity securities. Equity securities include exchange-traded and over-the-counter (OTC) common and preferred stocks, warrants and rights, securities convertible into common stocks, and securities of other investment companies and of real estate investment trusts.

Derivatives and hedging techniques

The fund may, but need not, use derivative contracts. Derivatives are financial instruments whose value depends upon, or is derived from, the value of an asset, such as one or more underlying investments, indexes or currencies. The fund may engage in a variety of transactions using derivatives, such as futures and options on securities, securities indexes or currencies; options on these futures; forward currency contracts; and interest rate or currency swaps. Derivatives may be used by the fund for any of the following purposes:

•	As a hedging technique in an attempt to manage risk in the fund’s portfolio

•	As a substitute for buying or selling securities

•	As a cash flow management technique

A derivative contract will obligate or entitle the fund to deliver or receive an asset or cash payment based on the change in value of one or more investments, currencies or indexes. When the fund enters into derivatives transactions, it may be required to segregate assets or enter into offsetting positions, in accordance with applicable regulations. Such segregation is not a hedging technique and will not limit the fund’s exposure to loss. The fund will, therefore, have investment risk with respect to both the derivative itself and the assets that have been segregated to offset the fund’s derivative exposure. If such segregated assets represent a large portion of the fund’s portfolio, portfolio management may be affected as covered positions may have to be reduced if it becomes necessary for the fund to reduce the amount of segregated assets in order to meet redemptions or other obligations.

8	Legg Mason Capital Management All Cap Fund

Should the fund invest in derivatives, the fund will, in determining compliance with any percentage limitation or requirement regarding the use or investment of fund assets, take into account the market value of the fund’s derivative positions that are intended to reduce or create exposure to the applicable category of investments.

Foreign investments

The fund may invest up to 25% of its net assets (at the time of investment) in foreign securities. The fund may invest directly in foreign issuers or invest in depositary receipts.

Cash management

The fund may hold cash pending investment, and may invest in money market instruments for cash management purposes. The amount of assets the fund may hold for cash management purposes will depend on market conditions and the need to meet expected redemption requests.

Defensive investing

The fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions in any type of money market instruments, short-term debt securities or cash without regard to any percentage limitations.

Fund of funds investments

The fund may be an investment option for other Legg Mason-managed mutual funds that are managed as a “fund of funds.”

Other investments

The fund may also use other strategies and invest in other securities that are described, along with their risks, in the SAI. However, the fund might not use all of the strategies and techniques or invest in all of the types of securities described in this Prospectus or in the SAI.

More on risks of investing in the fund

Stock market and equity securities risk. Securities fluctuate in price based on changes in a company’s financial condition and overall market and economic conditions. The value of a particular security may decline due to factors that affect a particular industry or industries, such as an increase in production costs, competitive conditions or labor shortages; or due to general market conditions, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or generally adverse investor sentiment.

Issuer risk. The value of a security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. The value of a company’s stock may deteriorate because of a variety of factors, including disappointing earnings reports by the issuer, unsuccessful products or services, loss of major customers, major litigation against the issuer or changes in government regulations affecting the issuer or the competitive environment.

Large capitalization company risk. Large capitalization companies may fall out of favor with investors.

Small and medium capitalization company risk. The fund will be exposed to additional risks as a result of its investments in the securities of small and medium capitalization companies. Small and medium capitalization companies may fall out of favor with investors; may have limited product lines, operating histories, markets or financial resources; or may be dependent upon a limited management group. The prices of securities of small and medium capitalization companies generally are more volatile than those of large capitalization companies and are more likely to be adversely affected than large capitalization companies by changes in earnings results and investor expectations or poor economic or market conditions, including

Legg Mason Capital Management All Cap Fund	9

More on the fund’s investment strategies, investments and risks cont’d those experienced during a recession. Securities of small and medium capitalization companies may underperform large capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate and may offer greater potential for losses.

Liquidity risk. Liquidity risk exists when particular investments are difficult to sell. Although most of the fund’s investments must be liquid at the time of investment, investments may become illiquid after purchase by the fund, particularly during periods of market turmoil. When the fund holds illiquid investments, the portfolio may be harder to value, especially in changing markets, and if the fund is forced to sell these investments to meet redemption requests or for other cash needs, the fund may suffer a loss. In addition, when there is illiquidity in the market for certain securities, the fund, due to limitations on illiquid investments, may be unable to achieve its desired level of exposure to a certain sector.

Foreign investments risk. The fund’s investments in securities of foreign issuers involve greater risk than investments in securities of U.S. issuers. Foreign countries in which the fund may invest may have markets that are less liquid and more volatile than markets in the United States, may suffer from political or economic instability and may experience negative government actions, such as currency controls or seizures of private businesses or property. In some foreign countries, less information is available about issuers and markets because of less rigorous accounting and regulatory standards than in the United States. Foreign withholdings may reduce the fund’s returns. Currency fluctuations could erase investment gains or add to investment losses. Because the value of a depositary receipt is dependent upon the market price of an underlying foreign security, depositary receipts are subject to most of the risks associated with investing in foreign securities directly.

Portfolio selection risk. The value of your investment may decrease if the portfolio managers’ judgment about the attractiveness, value or market trends affecting a particular security, industry or sector or about market movements is incorrect.

Value investing risk. The value approach to investing involves the risk that value stocks may remain undervalued. Value stocks as a group may be out of favor and underperform the overall equity market for a long period of time, while the market concentrates on growth stocks. Although the fund will not concentrate its investments in any one industry or industry group, it may, like many value funds, weight its investments toward certain industries, thus increasing its exposure to factors adversely affecting issuers within those industries.

Non-diversification risk. The fund is classified as “non-diversified,” which means it may invest a larger percentage of its assets in a smaller number of issuers than a diversified fund. To the extent the fund concentrates its assets in fewer issuers, the fund will be more susceptible to negative events affecting those issuers.

Fund of funds risk. From time to time, the fund may experience relatively large redemptions or investments due to rebalancings of a fund of funds’ portfolio. In the event of such redemptions or investments, the fund could be required to sell securities or to invest cash at a time when it is not advantageous to do so.

Cash management and defensive investing risk. The value of the investments held by the fund for cash management or defensive investing purposes may be affected by changing interest rates and by changes in credit ratings of the investments. If the fund holds cash uninvested it will be subject to the credit risk of the depository institution holding the cash. If a significant amount of the fund’s assets are used for cash management or defensive investing purposes, it will be more difficult for the fund to achieve its objective.

Derivatives risk. Using derivatives, especially for non-hedging purposes, may involve greater risks to the fund than investing directly in securities, particularly as these instruments may be very complex and may not behave in the manner anticipated. Certain derivatives transactions may have a leveraging effect on the fund. Even a small investment in derivative contracts can have a significant impact on the fund’s stock market, interest rate or currency exposure. Therefore, using derivatives can

10	Legg Mason Capital Management All Cap Fund

disproportionately increase losses and reduce opportunities for gains when stock prices, currency rates or interest rates are changing. The fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond as anticipated to changes in the value of the fund’s holdings. Using derivatives may increase volatility, which is the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. Holdings of derivatives also can make the fund less liquid and harder to value, especially in declining markets.

Derivatives are subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation.

Recent market events risk. The equity and debt capital markets in the United States and internationally have experienced unprecedented volatility. This financial crisis has caused a significant decline in the value and liquidity of many securities. This environment could make identifying investment risks and opportunities especially difficult for the manager. These market conditions may continue or get worse.

Risk of increase in expenses. Your actual costs of investing in the fund may be higher than the expenses shown in “Annual Fund Operating Expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and fund expense ratios are more likely to increase when markets are volatile.

Please note that there are other factors that could adversely affect your investment and that could prevent the fund from achieving its investment objective. More information about risks appears in the SAI. Before investing, you should carefully consider the risks that you will assume.

Portfolio holdings

The fund’s policies and procedures with respect to the disclosure of the fund’s portfolio securities are described in the SAI.

For more information about the fund, please visit the fund’s website, http://www.leggmason.com/individualinvestors, select “Equity” and click on the name of the fund in the dropdown menu.

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More on fund management

Manager and sub-administrator

Legg Mason Capital Management, Inc. (“LMCM” or the “manager”) is the fund’s investment manager. LMCM, with offices at 100 International Drive, Baltimore, Maryland 21202, manages assets for clients around the globe, including corporations, public funds, government entities, endowments, foundations and individual investors. Clients invest with LMCM through separately managed accounts, sub-advised funds and Legg Mason-sponsored mutual funds. Since 1982, with the introduction of Legg Mason Value Trust, LMCM has distinguished itself by applying its distinct value investment process. As of June 30, 2009, LMCM’s investment personnel managed approximately $13.7 billion in separate accounts and pooled assets. LMCM selects the fund’s investments, oversees its operations and provides administrative services.

Legg Mason Partners Fund Advisor, LLC (“LMPFA” or the “sub-administrator”) serves as the sub-administrator to the fund. LMPFA, with offices at 620 Eighth Avenue, New York, New York 10018, provides certain administrative services to the fund pursuant to a sub-administration agreement between LMCM and LMPFA. LMCM, not the fund, pays LMPFA for its services as sub-administrator.

LMCM and LMPFA are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”). Legg Mason, whose principal executive offices are at 100 International Drive, Baltimore, Maryland 21202, is a global asset management company. As of June 30, 2009, Legg Mason’s asset management operations had aggregate assets under management of approximately $657 billion.

Portfolio managers

Jay Leopold, CFA, Bill Miller, CFA and David Nelson, CFA serve as co-portfolio managers of the fund. Mr. Miller and Mr. Nelson have served as portfolio managers since January 2009. Mr. Leopold has served as portfolio manager since February 2007.

Mr. Leopold joined Legg Mason in 1986 and LMCM in 1995. After covering stocks in a variety of industries including health care, he was named Assistant Portfolio Manager of the Legg Mason American Leading Companies Trust mutual fund in 2000 and later assumed responsibility for LMCM’s All Cap product. He is a former President and Director of the Baltimore Security Analysts Society.

Mr. Miller has been employed by one or more subsidiaries of Legg Mason since 1981. Mr. Miller has served as a portfolio manager of Legg Mason Value Trust since 1982 and as portfolio manager for Legg Mason Opportunity Trust since 1999. He is currently Chairman and Chief Investment Officer for LMCM and Managing Member of LMM, LLC.

Mr. Nelson has more than 30 years of investment experience, including more than 15 years with Legg Mason. Mr. Nelson is a Senior Vice President of LMCM and serves as Chairman of the firm’s Investment Policy Committee. He has been the portfolio manager of Legg Mason American Leading Companies Trust since 1998.

The SAI provides information about the compensation of the portfolio managers, other accounts managed by the portfolio managers and any fund shares held by the portfolio managers.

Management fee

The fund pays a management fee at an annual rate that decreases as assets increase, as follows: 0.700% of assets up to and including $2 billion and 0.650% of assets over $2 billion.

For the fiscal year ended April 30, 2009, the fund paid a management fee of 0.49% of the fund’s average daily net assets for management services, after waivers and reimbursements.

A discussion regarding the basis for the Board’s approval of the fund’s management agreement is available in the fund’s Annual Report for the fiscal year ended April 30, 2009.

Distribution

LMIS, a wholly-owned broker/dealer subsidiary of Legg Mason, serves as the fund’s sole and exclusive distributor.

12	Legg Mason Capital Management All Cap Fund

The fund has adopted a shareholder services and distribution plan. Under the plan, the fund pays distribution and/or service fees based on annualized percentages of average daily net assets, of up to 0.25% for Class A shares; up to 1.00% for Class B shares; up to 1.00% for Class C shares; up to 0.25% for Class FI shares; up to 0.50% for Class R shares and up to 1.00% for Class R1 shares.

These fees are an ongoing expense and, over time, will increase the cost of your investment and may cost you more than other types of sales charges. Class I shares and Class 1 shares are not subject to distribution and/or service fees under the plan.

In addition, the distributor, the manager and/or their affiliates make payments for distribution, shareholder servicing, marketing and promotional activities and related expenses out of their profits and other available sources, including profits from their relationships with the fund. These payments are not reflected as additional expenses in the fee table contained in this Prospectus. The recipients of these payments may include the fund’s distributor and affiliates of the manager, as well as non-affiliated broker/dealers, insurance companies, financial institutions and other financial intermediaries through which investors may purchase shares of the fund, including your financial intermediary. The total amount of these payments is substantial, may be substantial to any given recipient and may exceed the costs and expenses incurred by the recipient for any fund-related marketing or shareholder servicing activities. The payments described in this paragraph are often referred to as “revenue sharing payments.” Revenue sharing arrangements are separately negotiated.

Revenue sharing payments create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of the fund to you. Contact your financial intermediary for details about revenue sharing payments it receives or may receive. Revenue sharing payments, as well as payments under the shareholder services and distribution plan (where applicable), also benefit the manager, the distributor and their affiliates to the extent the payments result in more assets being invested in the fund on which fees are being charged.

Legg Mason Capital Management All Cap Fund	13

Choosing a class of shares to buy

Individual investors can generally invest in Class A, Class B and Class C shares. Effective July 27, 2007, the fund’s Class 1 shares were closed to all purchases and incoming exchanges. Investors owning Class 1 shares on that date may continue to maintain their then-current Class 1 shares, but are no longer permitted to add to their Class 1 share positions (excluding reinvestment of dividends and distributions). Institutional and Retirement Plan Investors and Clients of Eligible Financial Intermediaries should refer to “Retirement and Institutional Investors – eligible investors” below for a description of the classes available to them.

Each class has different sales charges and expenses, allowing you to choose a class that may be appropriate for you.

When choosing which class of shares to buy, you should consider:

•	How much you plan to invest

•	How long you expect to own the shares

•	The expenses paid by each class detailed in the fee table and example at the front of this Prospectus

•	Whether you qualify for any reduction or waiver of sales charges

•	Availability of share classes

If you are choosing between Class A and Class B shares, it will in almost all cases be the more economical choice for you to purchase Class A shares if you plan to purchase shares in an amount of $100,000 or more (whether in a single purchase or through aggregation of eligible holdings). This is because of the reduced sales charge available on larger investments of Class A shares and the lower ongoing expenses of Class A shares compared to Class B shares.

If you intend to invest for only a few years, the effect of Class B contingent deferred sales charges on redemptions made within five years of purchase, as well as the effect of higher expenses of that class, might make an investment in Class C shares more appropriate. There is no initial sales charge on Class C shares, and the contingent deferred sales charge does not apply to shares redeemed one year or more after purchase.

However, if you plan to invest a large amount and/or your investment horizon is five years or more, Class C shares might not be as advantageous as Class A shares. The annual distribution and/or service fees on Class C shares may cost you more over the longer term than the front-end sales charge you would have paid for larger purchases of Class A shares.

Each class of shares except Class 1 shares is authorized to pay fees for recordkeeping services to Service Agents. As a result, operating expenses of classes that incur new or additional recordkeeping fees may increase over time.

You may buy shares:

•

Through banks, brokers, dealers, insurance companies, investment advisers, financial consultants or advisers, mutual fund supermarkets and other financial intermediaries that have entered into an agreement with the distributor to sell shares of the fund (each called a “Service Agent”)

•	Directly from the fund

Your Service Agent may provide shareholder services that differ from the services provided by other Service Agents. Services provided by your Service Agent may vary by class. You should ask your Service Agent to explain the shareholder services it provides for each class and the compensation it receives in connection with each class. Remember that your Service Agent may receive different compensation depending on the share class in which you invest.

Your Service Agent may not offer all classes of shares. You should contact your Service Agent for further information.

14	Legg Mason Capital Management All Cap Fund

More information about the fund’s classes of shares is available through the Legg Mason funds’ website. You’ll find detailed information about sales charges and ways you can qualify for reduced or waived sales charges, including:

•	The front-end sales charges that apply to the purchase of Class A shares

•	The contingent deferred sales charges that apply to the redemption of Class B shares, Class C shares and certain Class A shares (redeemed within one year)

•	Who qualifies for lower sales charges on Class A shares

•	Who qualifies for a sales load waiver

To visit the website, go to http://www.leggmason.com/individualinvestors, select “Equity” and click on the name of the fund in the dropdown menu.

Legg Mason Capital Management All Cap Fund	15

Comparing the fund’s classes

The following table compares key features of the fund’s classes. You should review the fee table and example at the front of this Prospectus carefully before choosing your share class. Your Service Agent can help you choose a class that may be appropriate for you. Please contact your Service Agent regarding the availability of Class FI, Class R or Class R1 shares. You may be required to provide appropriate documentation confirming your eligibility to invest in these share classes. Your Service Agent may receive different compensation depending upon which class you choose.

	Key features	Initial sales charge	Contingent deferred sales charge	Annual distribution and/ or service fees	Exchange privilege[1]
Class A	• Initial sales charge • You may qualify for reduction or waiver of initial sales charge • Generally lower annual expenses than Class B and Class C	Up to 5.75%; reduced or waived for large purchases and certain investors. No charge for purchases of $1 million or more	1.00% on purchases of $1 million or more if you redeem within 1 year of purchase; waived for certain investors	0.25% of average daily net assets	Class A shares of funds sold by the distributor
Class B	• No initial sales charge • Contingent deferred sales charge declines over time • Converts to Class A after approximately 8 years • Generally higher annual expenses than Class A	None	Up to 5.00% charged if you redeem shares. This charge is reduced over time and there is no contingent deferred sales charge after 5 years; waived for certain investors	1.00% of average daily net assets	Class B shares of funds sold by the distributor
Class C	• No initial sales charge • Contingent deferred sales charge for only 1 year • Does not convert to Class A • Generally higher annual expenses than Class A	None	1.00% if you redeem within 1 year of purchase; waived for certain investors	1.00% of average daily net assets	Class C shares of funds sold by the distributor
Class FI	• No initial or contingent deferred sales charge • Only offered to Clients of Eligible Financial Intermediaries and eligible retirement plans	None	None	0.25% of average daily net assets	Class FI shares of funds sold by the distributor
Class R	• No initial or contingent deferred sales charge • Only offered to eligible retirement plans with omnibus accounts held on the books of the fund	None	None	0.50% of average daily net assets	Class R shares of funds sold by the distributor

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	Key features	Initial sales charge	Contingent deferred sales charge	Annual distribution and/ or service fees	Exchange privilege[1]
Class R1	• No initial or contingent deferred sales charge • Only offered to eligible retirement plans with omnibus accounts held on the books of the fund • Generally higher annual expenses than Class R	None	None	1.00% of average daily net assets	Class R1 shares of funds sold by the distributor[2]
Class I	• No initial or contingent deferred sales charge • Only offered to institutional and other eligible investors • Generally lower annual expenses than the other classes	None	None	None	Class I shares of funds sold by the distributor
Class 1	• Closed to all purchases and incoming exchanges	N/A	None	None	Class A shares of funds available for exchange

[1]	Ask your Service Agent about the funds available for exchange.

[2]	In this class, your options for exchange may be limited as the class is newly introduced.

Legg Mason Capital Management All Cap Fund	17

Sales charges

Class A shares

You buy Class A shares at the offering price, which is the net asset value plus a sales charge. You pay a lower rate as the size of your investment increases to certain levels called breakpoints. You do not pay a sales charge on the fund’s distributions or dividends that you reinvest in additional Class A shares.

The table below shows the rate of sales charge you pay, depending on the amount you purchase. It also shows the amount of broker/dealer compensation that will be paid out of the sales charge if you buy shares from a Service Agent. For Class A shares sold by the distributor, the distributor will receive the sales charge imposed on purchases of Class A shares (or any contingent deferred sales charge paid on redemptions) and will retain the full amount of such sales charge. Service Agents will receive a distribution and/or service fee payable on Class A shares at an annual rate of up to 0.25% of the average daily net assets represented by the Class A shares serviced by them.

Amount of Investment	Sales charge as % of offering price	Sales charge as % of net amount invested	Broker/dealer commission as % of offering price
Less than $25,000	5.75	6.10	5.00
$25,000 but less than $50,000	5.00	5.26	4.25
$50,000 but less than $100,000	4.50	4.71	3.75
$100,000 but less than $250,000	3.50	3.63	2.75
$250,000 but less than $500,000	2.50	2.56	2.00
$500,000 but less than $750,000	2.00	2.04	1.60
$750,000 but less than $1 million	1.50	1.52	1.20
$1 million or more[1]	-0-	-0-	up to 1.00

[1]

The distributor may pay a commission of up to 1.00% to a Service Agent for purchase amounts of $1 million or more. In such cases, starting in the thirteenth month after purchase, the Service Agent will also receive an annual distribution and/or service fee of up to 0.25% of the average daily net assets represented by the Class A shares held by its clients. Prior to the thirteenth month, the distributor will retain this fee. Where the Service Agent does not receive the payment of this commission, the Service Agent will instead receive the annual distribution and/or service fee starting immediately after purchase. Please contact your Service Agent for more information.

Investments of $1,000,000 or more

You do not pay an initial sales charge when you buy $1,000,000 or more of Class A shares. However, if you redeem these Class A shares within one year of purchase, you will pay a contingent deferred sales charge of 1.00%.

Qualifying for a reduced Class A sales charge

There are several ways you can combine multiple purchases of Class A shares of funds sold by the distributor to take advantage of the breakpoints in the sales charge schedule. In order to take advantage of reductions in sales charges that may be available to you when you purchase fund shares, you must inform your Service Agent, Funds Investor Services or Institutional Shareholder Services if you are eligible for a letter of intent or a right of accumulation and if you own shares of other funds that are eligible to be aggregated with your purchases. Certain records, such as account statements, may be necessary in order to verify your eligibility for a reduced sales charge.

•	Accumulation Privilege – allows you to combine the current value of Class A shares of the fund with other shares of funds sold by the distributor that are owned by:

•	you or

•	your spouse, and children under the age of 21

with the dollar amount of your next purchase of Class A shares for purposes of calculating the initial sales charges.

If you hold fund shares in accounts at two or more Service Agents, please contact your Service Agents to determine which shares may be combined.

Shares of money market funds sold by the distributor acquired by exchange from other funds offered with a sales charge may be combined. Please contact your Service Agent for additional information.

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Certain trustees and fiduciaries may be entitled to combine accounts in determining their sales charge.

•

Letter of Intent – allows you to purchase Class A shares of funds sold by the distributor over a 13-month period and pay the same sales charge, if any, as if all shares had been purchased at once. At the time you enter into the letter of intent, you select your asset goal amount. Generally, purchases of shares of funds sold by the distributor that are purchased during the 13-month period by:

•	you or

•	your spouse, and children under the age of 21

are eligible for inclusion under the letter of intent, based on the public offering price at the time of the purchase and any capital appreciation on those shares. In addition, you can include toward your asset goal amount the current value of any eligible holdings.

If you hold shares of funds sold by the distributor in accounts at two or more Service Agents, please contact your Service Agents to determine which shares may be credited toward your letter of intent asset goal.

Shares of money market funds sold by the distributor acquired by exchange from other funds offered with a sales charge may be credited toward your letter of intent asset goal. Please contact your Service Agent for additional information.

If you do not meet your asset goal amount, shares in the amount of any sales charges due, based on the amount of your actual purchases, will be redeemed from your account.

Waivers for certain Class A investors

Class A initial sales charges are waived for certain types of investors, including:

•	Employees of Service Agents

•	Investors who redeemed Class A shares of a fund sold by the distributor in the past 60 days, if the investor’s Service Agent is notified

•	Directors and officers of any Legg Mason-sponsored fund

•	Employees of Legg Mason and its subsidiaries

•	Investors investing through certain retirement plans

If you qualify for a waiver of the Class A initial sales charge, you must notify your Service Agent, Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432 at the time of purchase and provide sufficient information at the time of purchase to permit verification that the purchase qualifies for the initial sales charge waiver.

If you want to learn about additional waivers of Class A initial sales charges, contact your Service Agent, consult the SAI or visit the Legg Mason funds’ website, http://www.leggmason.com/individualinvestors, select “Equity” and click on the name of the fund in the dropdown menu.

Class B shares

You buy Class B shares at net asset value with no initial sales charge. However, if you redeem your Class B shares within five years of your purchase payment, you will pay a contingent deferred sales charge. The contingent deferred sales charge decreases as the number of years since your purchase payment increases.

Year after purchase	1st	2nd	3rd	4th	5th	6th through 8th
Contingent deferred sales charge (%)	5	4	3	2	1	0

LMIS generally will pay Service Agents selling Class B shares a commission of up to 4.00% of the purchase price of the Class B shares they sell. LMIS will retain the contingent deferred sales charges. The fund pays annual distribution and/or service fees of up to 1.00% of the average daily net assets of Class B shares. Service Agents receive an annual distribution and/or service fee of up to 0.25% of the average daily net assets represented by the Class B shares serviced by them.

Legg Mason Capital Management All Cap Fund	19

Sales charges cont’d

Class B conversion

After approximately 8 years, Class B shares automatically convert into Class A shares. This helps you because Class A shares have lower annual expenses. Your Class B shares will convert to Class A shares as follows:

Shares issued: at initial purchase	Shares issued: on reinvestment of dividends and distributions	Shares issued: upon exchange from another fund sold by LMIS
Approximately 8 years after the date of purchase	In same proportion as the number of Class B shares converting is to total Class B shares you own (excluding shares issued as dividends)	On the date the shares originally acquired would have converted into Class A shares

Class C shares

You buy Class C shares at net asset value with no initial sales charge. However, if you redeem your Class C shares within one year of purchase, you will pay a contingent deferred sales charge of 1.00%.

LMIS generally will pay Service Agents selling Class C shares a commission of up to 1.00% of the purchase price of the Class C shares they sell. LMIS will retain the contingent deferred sales charges and an annual distribution and/or service fee of up to 1.00% of the average daily net assets represented by the Class C shares serviced by these Service Agents until the thirteenth month after purchase. Starting in the thirteenth month after purchase, these Service Agents will receive an annual distribution and/or service fee of up to 1.00% of the average daily net assets represented by the Class C shares serviced by them.

Class FI, Class R, Class R1 and Class I shares

You buy Class FI, Class R, Class R1 and Class I shares at net asset value with no initial sales charge and no contingent deferred sales charge when redeemed.

Service Agents receive an annual distribution and/or service fee of up to 0.25% of the average daily net assets represented by Class FI shares serviced by them, up to 0.50% of the average daily net assets represented by Class R shares serviced by them and up to 1.00% of the average daily net assets represented by Class R1 shares serviced by them. Class I shares are not subject to any distribution and/or service fees.

Class 1 shares

Effective July 27, 2007, the fund’s Class 1 shares were closed to all purchases and incoming exchanges. Investors owning Class 1 shares on that date may continue to maintain their then-current Class 1 shares, but are no longer permitted to add to their Class 1 share positions (excluding reinvestment of dividends and distributions).

20	Legg Mason Capital Management All Cap Fund

More about contingent deferred sales charges

The contingent deferred sales charge is based on the net asset value at the time of purchase or redemption, whichever is less, and therefore you do not pay a sales charge on amounts representing appreciation or depreciation.

In addition, you do not pay a contingent deferred sales charge:

•	When you exchange shares for shares of another fund sold by the distributor

•	On shares representing reinvested distributions and dividends

•	On shares no longer subject to the contingent deferred sales charge

Each time you place a request to redeem shares, the fund will first redeem any shares in your account that are not subject to a contingent deferred sales charge and then redeem the shares in your account that have been held the longest.

If you redeem shares of a fund sold by the distributor and pay a contingent deferred sales charge, you may, under certain circumstances, reinvest all or part of the redemption proceeds within 60 days and receive pro rata credit for any contingent deferred sales charge imposed on the prior redemption. Please contact your Service Agent for additional information.

The distributor receives contingent deferred sales charges as partial compensation for its expenses in selling shares, including the payment of compensation to your Service Agent.

Contingent deferred sales charge waivers

The contingent deferred sales charge for each share class will generally be waived:

•	On payments made through certain systematic withdrawal plans

•	On certain distributions from a retirement plan

•	For retirement plans with omnibus accounts held on the books of the fund

•	For involuntary redemptions of small account balances

•	For 12 months following the death or disability of a shareholder

If you want to learn more about additional waivers of contingent deferred sales charges, contact your Service Agent, consult the SAI or visit the Legg Mason funds’ website, http://www.leggmason.com/individualinvestors, select “Equity” and click on the name of the fund in the dropdown menu.

Legg Mason Capital Management All Cap Fund	21

Retirement and Institutional Investors — eligible investors

Retirement plans

“Retirement Plans” include 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing plans, non-qualified deferred compensation plans and other similar employer-sponsored retirement plans. Retirement Plans do not include individual retirement vehicles, such as traditional and Roth individual retirement accounts, Coverdell education savings accounts, individual 403(b)(7) custodial accounts, Keogh plans, SEPs, SARSEPs, SIMPLE IRAs or similar accounts.

Retirement Plans with omnibus accounts held on the books of the fund can generally invest in Class C, Class FI, Class R, Class R1 and Class I shares.

Although Retirement Plans with omnibus accounts held on the books of the fund are not subject to minimum initial investment requirements for any of these share classes, certain investment minimums may be imposed by a financial intermediary. The distributor may impose certain additional requirements. Please contact your Service Agent for more information.

Class A and Class B shares are no longer offered through Service Agents for Retirement Plans with omnibus accounts held on the books of the fund, with limited exceptions. Class A shares will cease to be available to new Retirement Plan investors through a Service Agent if the Service Agent makes Class FI shares available. Class C shares will cease to be available to new Retirement Plan investors through a Service Agent if the Service Agent makes Class R1 shares available. Please see below for additional information.

Other retirement plans

Other Retirement Plan investors can generally invest in Class A, Class B and Class C shares. “Other Retirement Plans” include Retirement Plans investing through brokerage accounts and also include certain Retirement Plans with direct relationships to the fund that are neither Institutional Investors nor investing through omnibus accounts. Individual retirement vehicles, such as IRAs, may also choose among these share classes. Other Retirement Plans and individual retirement vehicles are treated like individual investors for purposes of determining sales charges and any applicable sales charge reductions or waivers.

Clients of eligible financial intermediaries

Clients of Eligible Financial Intermediaries may invest in Class A, Class FI or Class I shares. “Clients of Eligible Financial Intermediaries” are investors who invest in the fund through financial intermediaries that offer their clients fund shares through investment programs authorized by LMIS. Such investment programs may include fee-based advisory account programs and college savings vehicles such as Section 529 plans. The financial intermediary may impose separate investment minimums.

Institutional investors

Institutional Investors may invest in Class I shares if they meet the $1,000,000 minimum initial investment requirement. Institutional Investors may also invest in Class A, Class B and Class C shares, which have different investment minimums, fees and expenses. “Institutional Investors” generally include corporations, banks, trust companies, insurance companies, investment companies, foundations, endowments, defined benefit plans and other similar entities with direct relationships to the fund.

Class A and Class B — Retirement plans

Class A and Class B shares are no longer offered through Service Agents to Retirement Plans with omnibus accounts held on the books of the fund. However, certain Retirement Plans that held Class B shares prior to December 1, 2006 are permitted to make additional investments in that class. Certain existing programs for current and prospective Retirement Plan investors sponsored by financial intermediaries also remain eligible to purchase Class A shares. Under these programs, the initial sales charge and contingent deferred sales charge for Class A shares are waived where:

•	Such Retirement Plan’s record keeper offers only load-waived shares

22	Legg Mason Capital Management All Cap Fund

•	Fund shares are held on the books of the fund through an omnibus account

•	The Retirement Plan has more than 100 participants or has total assets exceeding $1 million

LMIS does not pay Service Agents selling Class A shares to Retirement Plans with a direct omnibus relationship with the fund a commission on the purchase price of Class A shares sold by them. However, for certain Retirement Plans that are permitted to purchase shares at net asset value, LMIS may pay Service Agents commissions of up to 1.00% of the purchase price of the Class A shares that are purchased with regular ongoing plan contributions. Please contact your Service Agent for more information.

Class C — Retirement plans

Retirement Plans with omnibus accounts held on the books of the fund may buy Class C shares at net asset value without paying a contingent deferred sales charge. LMIS does not pay Service Agents selling Class C shares to Retirement Plans with omnibus accounts held on the books of the fund a commission on the purchase price of Class C shares sold by them. Instead, immediately after purchase, LMIS may pay these Service Agents an annual distribution and/or service fee of up to 1.00% of the average daily net assets represented by the Class C shares serviced by them.

Certain Retirement Plan programs with exchange features in effect prior to November 20, 2006, as approved by LMIS, will remain eligible for exchange from Class C shares to Class A shares in accordance with the program terms. Please see the SAI for more details.

Class FI shares

Class FI shares are offered only to investors who invest in the fund through certain financial intermediaries and Retirement Plan programs.

Class R shares

Class R shares are offered only to Retirement Plans with accounts held on the books of the fund (either at the plan level or at the level of the financial intermediary).

Class R1 shares

Class R1 shares are offered only to Retirement Plans with accounts held on the books of the fund (either at the plan level or at the level of the financial intermediary).

Class I shares

Class I shares are offered only to Institutional Investors who meet the $1,000,000 minimum initial investment requirement, Clients of Eligible Financial Intermediaries and other investors authorized by LMIS. However, any investor that held Class I shares prior to November 20, 2006 is permitted to make additional investments in Class I shares.

Certain waivers of these requirements for individuals associated with the fund, Legg Mason or its affiliates are discussed in the SAI.

Other considerations

Plan sponsors, plan fiduciaries and other financial intermediaries may choose to impose qualification requirements that differ from the fund’s share class eligibility standards. In certain cases this could result in the selection of a share class with higher distribution and/or service-related fees than otherwise would have been charged. The fund is not responsible for, and has no control over, the decision of any plan sponsor, plan fiduciary or financial intermediary to impose such differing requirements. Please consult with your plan sponsor, plan fiduciary or financial intermediary for more information about available share classes.

Your Service Agent may not offer all share classes. Please contact your Service Agent for additional details.

Legg Mason Capital Management All Cap Fund	23

Buying shares

Generally

You may buy shares at their net asset value next determined after receipt by your Service Agent or the transfer agent of your purchase request in good order, plus any applicable sales charge.

You must provide the following information for your order to be processed:

• Name of fund being bought

• Class of shares being bought

• Dollar amount or number of shares being bought

• Account number (if existing account)

Through a service agent	You should contact your Service Agent to open a brokerage account and make arrangements to buy shares. Your Service Agent may charge an annual account maintenance fee.
Through the fund

Investors should contact Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432 to open an account and make arrangements to buy shares.

For initial purchases, complete and send your account application to the fund at the following address:

Legg Mason Funds

P.O. Box 55214

Boston, Massachusetts 02205-8504

Subsequent purchases should be sent to the same address. Enclose a check to pay for the shares.

For more information, please call Funds Investor Services or Institutional Shareholder Services between 8:00 a.m. and 5:30 p.m. (Eastern time).

Through a systematic investment plan

You may authorize your Service Agent or the transfer agent to transfer funds automatically from (i) a regular bank account, (ii) cash held in a brokerage account with a Service Agent or (iii) certain money market funds, in order to buy shares on a regular basis.

• Amounts transferred must meet the applicable minimums (see “Purchase and sale of fund shares”)

• Amounts may be transferred monthly, every alternate month, quarterly, semi-annually or annually

• If you do not have sufficient funds in your account on a transfer date, your Service Agent, Funds Investor Services or Institutional Shareholder Services may charge you a fee

For more information, please contact your Service Agent, Funds Investor Services or Institutional Shareholder Services or consult the SAI.

24	Legg Mason Capital Management All Cap Fund

Exchanging shares

Generally	You may exchange shares of the fund for the same class of shares of other funds sold by the distributor on any day that both the fund and the fund into which you are exchanging are open for business.
Legg Mason offers a distinctive family of funds tailored to help meet the varying needs of large and small investors

You may exchange shares at their net asset value next determined after receipt by your Service Agent or the transfer agent of your exchange request in good order.

•  If you bought shares through a Service Agent, contact your Service Agent to learn which funds your Service Agent makes available to you for exchanges

• If you bought shares directly from the fund, contact Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432 to learn which funds are available to you for exchanges

•  Not all funds offer all classes

•  Some funds are offered only in a limited number of states. Your Service Agent, Funds Investor Services or Institutional Shareholder Services will provide information about the funds offered in your state

• Remember that an exchange is normally a taxable transaction unless you are investing through an IRA, 401(k) or other tax-advantaged account

•  Always be sure to read the prospectus of the fund into which you are exchanging shares

Investment minimums, sales charges and other requirements

• In most instances, your shares will not be subject to an initial sales charge or a contingent deferred sales charge at the time of the exchange

•  Your contingent deferred sales charge (if any) will continue to be measured from the date of your original purchase of shares subject to a contingent deferred sales charge, and you will be subject to the contingent deferred sales charge of the fund that you originally purchased

•  For Class A, Class B and Class C exchanges, you will generally be required to meet the minimum investment requirement for the class of shares of the fund into which your exchange is made (except in the case of systematic exchange plans)

•  Your exchange will also be subject to any other requirements of the fund into which you are exchanging shares

• If you hold share certificates, you must deliver the certificates, endorsed for transfer or with signed stock powers, to the transfer agent or your Service Agent before the exchange is effective

•  The fund may suspend or terminate your exchange privilege if you engage in a pattern of excessive exchanges

By telephone

Contact your Service Agent or, if you hold shares directly with the fund, call Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432 between 8:00 a.m. and 5:30 p.m. (Eastern time) for information. Exchanges are priced at the net asset value next determined.

Telephone exchanges may be made only between accounts that have identical registrations and may be made on any day the New York Stock Exchange (“NYSE”) is open.

By mail	Contact your Service Agent or, if you hold shares directly with the fund, write to the fund at the following address: Legg Mason Funds P.O. Box 55214 Boston, Massachusetts 02205-8504

Legg Mason Capital Management All Cap Fund	25

Exchanging shares cont’d

Through a systematic exchange plan

You may be permitted to schedule automatic exchanges of shares of the fund for shares of other funds available for exchange. All requirements for exchanging shares described above apply to these exchanges. In addition:

•  Exchanges may be made monthly, every alternate month, quarterly, semi-annually or annually

• Each exchange must meet the applicable investment minimums for systematic investment plans (see “Purchase and sale of fund shares”)

For more information, please contact your Service Agent, Funds Investor Services or Institutional Shareholder Services or consult the SAI.

26	Legg Mason Capital Management All Cap Fund

Redeeming shares

Generally

Contact your Service Agent or, if you hold shares directly with the fund, Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432 to redeem shares of the fund.

You may redeem shares at their net asset value next determined after receipt by your Service Agent or the transfer agent of your redemption request in good order, less any applicable contingent deferred sales charge.

If you hold share certificates, you must deliver the certificates endorsed for transfer or with signed stock powers with a signature guarantee to the transfer agent or your Service Agent before you may redeem.

If the shares are held by a fiduciary or corporation, partnership or similar entity, other documents may be required.

Redemption proceeds

Your redemption proceeds normally will be sent within 3 business days after your request is received in good order, but in any event within 7 days, except that your proceeds may be delayed for up to 10 days if your share purchase was made by check.

Your redemption proceeds may be delayed, or your right to receive redemption proceeds suspended, if the NYSE is closed (other than on weekends or holidays) or trading is restricted, if an emergency exists, or otherwise as permitted by order of the SEC.

If you have a brokerage account with a Service Agent, your redemption proceeds will be sent to your Service Agent. Your redemption proceeds can be sent by check to your address of record or by wire or electronic transfer (ACH) to a bank account designated by you. To change the bank account designated to receive wire or electronic transfers, you will be required to deliver a new written authorization and may be asked to provide other documents. You may be charged a fee on a wire or an electronic transfer (ACH).

In other cases, unless you direct otherwise, your proceeds will be paid by check mailed to your address of record.

The fund reserves the right to pay redemption proceeds by giving you securities. You may pay transaction costs to dispose of the securities.

By mail

Contact your Service Agent or, if you hold your shares directly with the fund, write to the fund at the following address:

Legg Mason Funds

P.O. Box 55214

Boston, Massachusetts 02205-8504

Your written request must provide the following:

•  The fund name, the class of shares being redeemed and your account number

•  The dollar amount or number of shares being redeemed

•  Signature of each owner exactly as the account is registered

•  Signature guarantees, as applicable (see “Other things to know about transactions”)

By telephone

If your account application permits, you may be eligible to redeem shares by telephone. Contact your Service Agent or, if you hold shares directly with the fund, call Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432 between 8:00 a.m. and 5:30 p.m. (Eastern time) for more information. Please have the following information ready when you call:

• Name of fund being redeemed

• Class of shares being redeemed

• Account number

Legg Mason Capital Management All Cap Fund	27

Redeeming shares cont’d

Automatic cash withdrawal plans

You may be permitted to schedule automatic redemptions of a portion of your shares. To qualify, you must own shares of the fund with a value of at least $10,000 ($5,000 for Retirement Plan accounts) and each automatic redemption must be at least $50.

The following conditions apply:

• Your shares must not be represented by certificates

• Redemptions may be made monthly, every alternate month, quarterly, semi-annually or annually

• If your shares are subject to a contingent deferred sales charge, the charge will be required to be paid upon redemption. However, the charge will be waived if your automatic redemptions are equal to or less than 2% per month of your account balance on the date the redemptions commence, up to a maximum of 12% in one year

• You must elect to have all dividends and distributions reinvested

For more information, please contact your Service Agent, Funds Investor Services or Institutional Shareholder Services or consult the SAI.

28	Legg Mason Capital Management All Cap Fund

Other things to know about transactions

When you buy, exchange or redeem shares, your request must be in good order. This means you have provided the following information, without which your request may not be processed:

•	Name of the fund

•	Your account number

•	In the case of a purchase (including a purchase as part of an exchange transaction), the class of shares being bought

•	In the case of an exchange or redemption, the class of shares being exchanged or redeemed (if you own more than one class)

•	Dollar amount or number of shares being bought, exchanged or redeemed

•	In certain circumstances, the signature of each owner exactly as the account is registered (see “Redeeming shares”)

The fund generally will not permit non-resident aliens with a non-U.S. address to establish an account. U.S. citizens with an APO/FPO address or an address in the United States (including its territories) and resident aliens with a U.S. address are permitted to establish an account with the fund. Subject to the requirements of local law, U.S. citizens residing in foreign countries are permitted to establish accounts with the fund.

In certain circumstances, such as during periods of market volatility, severe weather and emergencies, shareholders may experience difficulties placing exchange or redemption orders by telephone. In that case, shareholders should consider using the fund’s other exchange and redemption procedures described above under ”Exchanging shares” and “Redeeming shares.”

The transfer agent, Funds Investor Services or Institutional Shareholder Services will employ reasonable procedures to confirm that any telephone exchange or redemption request is genuine, which may include recording calls, asking the caller to provide certain personal identification information, sending you a written confirmation or requiring other confirmation procedures from time to time. If these procedures are followed, neither the fund nor its agents will bear any liability for these transactions.

The fund has the right to:

•	Suspend the offering of shares

•	Waive or change minimum initial and additional investment amounts

•	Reject any purchase or exchange order

•	Change, revoke or suspend the exchange privilege

•	Suspend telephone transactions

•	Suspend or postpone redemptions of shares on any day when trading on the NYSE is restricted or as otherwise permitted by the SEC

Signature guarantees

To be in good order, your redemption request must include a signature guarantee if you:

•	Are redeeming shares with a value over $50,000

•	Are sending signed share certificates or stock powers to the transfer agent

•	Instruct the transfer agent to mail the check to an address different from the one on your account registration

•	Changed your account registration or your address within 30 days

•	Want the check paid to someone other than the account owner(s)

•	Are transferring the redemption proceeds to an account with a different registration

You can obtain a signature guarantee from most banks, dealers, brokers, credit unions and federal savings and loan institutions, but not from a notary public.

Legg Mason Capital Management All Cap Fund	29

Other things to know about transactions cont’d

Anti-money laundering

Federal anti-money laundering regulations require all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you sign your account application, you may be asked to provide additional information in order for the fund to verify your identity in accordance with these regulations. Accounts may be restricted and/or closed, and the monies withheld, pending verification of this information or as otherwise required under these and other federal regulations.

Small account balances/Mandatory redemptions

The fund reserves the right to ask you to bring your account up to a minimum investment amount as determined by your Service Agent if the aggregate value of the fund shares in your account is less than $500 for any reason (including solely due to declines in net asset value and/or failure to invest at least $500 within a reasonable period). You will be notified in writing and will have 60 days to make an additional investment to bring your account value up to the required level. If you choose not to do so within this 60-day period, the fund may close your account and send you the redemption proceeds. If your account is closed, you will not be eligible to have your account reinstated without imposition of any sales charges that may apply to your new purchase. The fund may, with prior notice, change the minimum size of accounts subject to mandatory redemption, which may vary by class, or implement fees for small accounts.

Subject to applicable law, the fund may, with prior notice, adopt other policies from time to time requiring mandatory redemption of shares in certain circumstances.

For more information, please contact your Service Agent, Funds Investor Services or Institutional Shareholder Services or consult the SAI.

Frequent trading of fund shares

Frequent trading in the fund’s shares increases the fund’s administrative costs associated with processing shareholder transactions. In addition, frequent trading may potentially interfere with the efficient management of the fund’s portfolio and increase the fund’s costs associated with trading the fund’s portfolio securities. Under certain circumstances, frequent trading may also dilute the returns earned on shares held by the fund’s other shareholders. The fund therefore discourages frequent purchases and redemptions by shareholders.

The fund reserves the right to refuse any client or reject any purchase order for shares (including exchanges) for any reason. In particular, the Board has determined that the fund is not designed to serve as a vehicle for frequent trading in response to short-term fluctuations in the securities markets.

Under the fund’s frequent trading policy, the fund reserves the right to restrict or reject purchases of shares (including exchanges) without prior notice whenever the fund detects a pattern of excessive trading. The policy currently provides that the fund will use its best efforts to restrict a shareholder’s trading privileges in the fund if that shareholder has engaged in three or more “Round Trips” (defined below) during any rolling 12-month period. The restriction on the number of Round Trips may change from time to time by amendment of the frequent trading policy. The fund may determine to restrict a shareholder from making additional purchases prior to engaging in three Round Trips. However, the fund has the discretion to determine that restricting a shareholder’s trading privileges is not necessary (or that a new limit on Round Trips should be established for the shareholder) if it is determined that the pattern of trading is not abusive or harmful to the fund. In making such a determination, the fund will consider, among other things, the nature of the shareholder’s account, the reason for the frequent trading and the amount of trading. Additionally, the fund has the discretion to make inquiries or to take action against any shareholder whose trading appears inconsistent with the frequent trading policy. Examples of the types of actions the fund may take to deter excessive trading in a shareholder account include restricting the shareholder from purchasing additional shares in the fund altogether or imposing other restrictions (such as requiring purchase orders to be submitted by mail) that would deter the shareholder from trading frequently in the fund.

A “Round Trip” is defined as a purchase (including subscriptions and exchanges) into the fund followed by a sale (including redemptions and exchanges) of the same or a similar number of shares out of the fund within 30 days of such purchase. Purchases and sales of fund shares pursuant to an automatic investment plan or similar program for periodic transactions are not considered in determining Round Trips.

30	Legg Mason Capital Management All Cap Fund

With respect to accounts where shareholder transactions are processed or records are kept by third-party intermediaries, the fund uses reasonable efforts to monitor such accounts to detect suspicious trading patterns. For any such account that is so identified, the fund will make such further inquiries and take such other actions as shall be considered necessary or appropriate to enforce the fund’s frequent trading policy against the shareholder(s) trading through such account and, if necessary, the third-party intermediary (retirement plan administrators, securities broker/dealers and mutual fund marketplaces) maintaining such account. The fund may accept undertakings from intermediaries to enforce frequent trading policies on behalf of the fund that provide a substantially similar level of protection against excessive trading. Shareholders who own shares of the fund through financial intermediaries should examine any disclosures provided by the intermediaries to determine what restrictions apply to the shareholders.

Although the fund will monitor shareholder transactions for certain patterns of frequent trading activity, there can be no assurance that all such trading activity can be identified, prevented or terminated.

Share certificates

The fund does not issue share certificates. If you currently hold share certificates of the fund, the certificates will continue to be honored. If you would like to return your share certificates to the fund and hold your shares in uncertificated form, please contact your Service Agent, Funds Investor Services or Institutional Shareholder Services.

Record ownership

If you hold shares through a Service Agent, your Service Agent may establish and maintain your account and be the shareholder of record. In the event that the fund holds a shareholder meeting, your Service Agent, as record holder, will vote your shares in accordance with your instructions. If you do not give your Service Agent voting instructions, your Service Agent may nonetheless, under certain circumstances, be entitled to vote your shares.

Legg Mason Capital Management All Cap Fund	31

Dividends, distributions and taxes

Dividends and distributions

The fund generally pays dividends and makes capital gain distributions, if any, once or twice a year. The fund may pay additional distributions and dividends at other times if necessary for the fund to avoid a federal tax. The fund expects distributions to be primarily from capital gains. Capital gain distributions and dividends are reinvested in additional fund shares of the same class you hold. You do not pay a sales charge on reinvested distributions or dividends. Alternatively, you can instruct your Service Agent, Funds Investor Services or Institutional Shareholder Services to have your distributions and/or dividends paid in cash. You can change your choice at any time to be effective as of the next distribution or dividend.

Taxes

In general, redeeming shares, exchanging shares and receiving dividends and distributions (whether in cash or additional shares) are all taxable events. The following table summarizes the tax status to you of certain transactions related to the fund.

Transaction	Federal Tax Status
Redemption or exchange of shares	Usually capital gain or loss; long-term only if shares owned more than one year
Long-term capital gain distributions	Long-term capital gain
Dividends	Ordinary income, potentially taxable at long-term capital gain rates

Distributions attributable to short-term capital gains are treated as dividends, taxable as ordinary income. Taxable dividends and long-term capital gain distributions are taxable whether received in cash or reinvested in fund shares. Although dividends (including dividends from short-term capital gains) are generally taxable as ordinary income, individual shareholders who satisfy certain holding period and other requirements are taxed on such dividends at long-term capital gain rates to the extent the dividends are attributable to “qualified dividend income” received by the fund. “Qualified dividend income” generally consists of dividends received from U.S. corporations (other than dividends from tax-exempt organizations and certain dividends from real estate investment trusts and regulated investment companies) and certain foreign corporations (e.g., foreign corporations incorporated in certain countries with a comprehensive tax treaty with the United States or whose stock is traded on an established securities market in the United States and which are not passive foreign investment companies). In order for such dividends to be considered “qualified dividend income,” both the shareholder and the fund must meet certain holding period requirements. Long-term capital gain distributions are taxable to you as long-term capital gain regardless of how long you have owned your shares. You may want to avoid buying shares when the fund is about to declare a long-term capital gain distribution or a dividend because it will be taxable to you even though it may actually be a return of a portion of your investment.

A dividend declared by the fund in October, November and December and paid during January of the following year may in certain circumstances be treated as paid in December for tax purposes. Corporations may be able to take a dividends-received deduction for a portion of the distributions they receive.

After the end of each year, your Service Agent or the fund will provide you with information about the distributions and dividends you received and any redemptions of shares during the previous year. If you do not provide the fund with your correct taxpayer identification number and any required certifications, you may be subject to back-up withholding on your distributions, dividends and redemption proceeds. Because each shareholder’s circumstances are different and special tax rules may apply, you should consult your tax adviser about your investment in the fund.

If the fund is held through a qualified retirement plan entitled to tax-exempt treatment for federal income tax purposes, distributions will generally not be taxable currently. Special tax rules apply to such retirement plans. You should consult your tax adviser regarding the tax treatment of distributions (which may include amounts attributable to fund distributions) which may be taxable when distributed from the retirement plan.

The above discussion is applicable to shareholders who are U.S. persons. If you are a non-U.S. person, please consult your own tax adviser with respect to the U.S. tax consequences to you of an investment in the fund.

32	Legg Mason Capital Management All Cap Fund

Share price

You may buy, exchange or redeem shares at their net asset value next determined after receipt of your request in good order, adjusted for any applicable sales charge. The fund’s net asset value per share is the value of its assets minus its liabilities divided by the number of shares outstanding. Net asset value is calculated separately for each class of shares.

The fund calculates its net asset value every day the NYSE is open. The fund generally values its securities and other assets and calculates its net asset value as of the close of regular trading on the NYSE, normally at 4:00 p.m. (Eastern time). If the NYSE closes at another time, the fund will calculate its net asset value as of the actual closing time. The NYSE is closed on certain holidays listed in the SAI.

In order to buy, redeem or exchange shares at a certain day’s price, you must place your order with your Service Agent or the transfer agent before the NYSE closes on that day. If the NYSE closes early on that day, you must place your order prior to the actual closing time. It is the responsibility of the Service Agents to transmit all orders to buy, exchange or redeem shares to the transfer agent on a timely basis.

Valuation of the fund’s securities and other assets is performed in accordance with procedures approved by the Board. These procedures delegate most valuation functions to LMPFA, which, in turn, uses independent third party pricing services approved by the fund’s Board. Under the procedures, assets are valued as follows:

•

Equity securities and certain derivative instruments that are traded on an exchange are valued at the closing price or, if that price is unavailable or deemed not representative of market value, the last sale price. Where a security is traded on more than one exchange (as is often the case overseas), the security is generally valued at the price on the exchange considered by LMPFA to be the primary exchange. In the case of securities not traded on an exchange, or if exchange prices are not otherwise available, the prices are typically determined by independent third party pricing services that use a variety of techniques and methodologies.

•

The valuations for fixed income securities and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or quotations or a variety of fair value techniques and methodologies. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value.

•

The valuations of securities traded on foreign markets and certain fixed income securities will generally be determined as of the earlier closing time of the markets on which they primarily trade. When the fund holds securities or other assets that are denominated in a foreign currency, the fund will normally use the currency exchange rates as of 2:00 p.m. (Eastern) time. The fund uses a fair value model developed by an independent third party pricing service to value foreign equity securities on days when a certain percentage change in the value of a domestic equity security index suggests that the closing prices on foreign exchanges may no longer represent the value of those securities at the time of closing of the NYSE. Foreign markets are open for trading on weekends and other days when the fund does not price its shares. Therefore, the value of the fund’s shares may change on days when you will not be able to purchase or redeem the fund’s shares.

•

If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by LMPFA to be unreliable, the market price may be determined by LMPFA using quotations from one or more broker/dealers. When such prices or quotations are not available, or when LMPFA believes that they are unreliable, LMPFA may price securities using fair value procedures approved by the Board. These procedures permit, among other things, the use of a matrix, formula or other method that takes into consideration market indices, yield curves and other specific adjustments to determine fair value. The fund may also use fair value procedures if LMPFA determines that a significant event has occurred between the time at which a market price is determined and the time at which the fund’s net asset value is calculated.

Many factors may influence the price at which the fund could sell any particular portfolio investment. The sales price may well differ — higher or lower — from the fund’s last valuation, and such differences could be significant, particularly for securities that trade in relatively thin markets and/or markets that experience extreme volatility. Moreover, valuing securities using fair value methodologies involves greater reliance on

Legg Mason Capital Management All Cap Fund	33

Share price cont’d

judgment than valuing securities based on market quotations. A fund that uses fair value methodologies may value those securities higher or lower than another fund using market quotations or its own fair value methodologies to price the same securities. There can be no assurance that the fund could obtain the value assigned to a security if it were to sell the security at approximately the time at which the fund determines its net asset value. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive a greater or lesser number of shares, or higher or lower redemption proceeds, than they would have received if the fund had not fair-valued the security or had used a different methodology.

34	Legg Mason Capital Management All Cap Fund

Financial highlights

The financial highlights tables are intended to help you understand the performance of each class for the past five years, unless otherwise noted. No financial highlights are presented for Class FI, Class R or Class R1 shares because no Class FI, Class R or Class R1 shares were outstanding for the periods shown. The returns for Class FI, Class R and Class R1 shares will differ from those of the other classes to the extent that their expenses differ. Certain information reflects financial results for a single share. Total return represents the rate that a shareholder would have earned (or lost) on a fund share assuming reinvestment of all dividends and distributions. The information in the following tables has been derived from the fund’s and the predecessor fund’s financial statements, which have been audited by KPMG LLP, an independent registered public accounting firm, whose report, along with the fund’s financial statements, is included in the Annual Report (available upon request). The financial information shown below for periods prior to April 16, 2007 is that of the fund’s predecessor.

For a share of each class of beneficial interest outstanding throughout each year ended April 30:
Class A Shares[1]	2009	2008	2007	2006[2]	2005[2]
Net asset value, beginning of year	$7.49	$10.36	$9.42	$8.02	$7.96
Income (loss) from operations:
Net investment income (loss)	0.01	(0.01)	0.01	0.01	0.01
Net realized and unrealized gain (loss)	(2.85)	(2.86)	0.93	1.39	0.05
Total income (loss) from operations	(2.84)	(2.87)	0.94	1.40	0.06
Net asset value, end of year	$4.65	$7.49	$10.36	$9.42	$8.02
Total return[3]	(37.92)%	(27.70)%	9.98%	17.46%	0.75%
Net assets, end of year (000s)	$144,443	$273,593	$443,226	$91,562	$84,629
Ratios to average net assets:
Gross expenses	1.54%	1.26%	1.20%[4]	1.21%[5]	1.20%
Net expenses[6]	1.28 [7]	1.15 [7]	1.18 [4,7,8]	1.19 [5,8]	1.18 [8]
Net investment income (loss)	0.18	(0.11)	0.14	0.06	0.14
Portfolio turnover rate	59%	25%	81%	24%	15%

[1]	Per share amounts have been calculated using the average shares method.

[2]	Represents a share of capital stock outstanding prior to April 16, 2007.

[3]

Performance figures, exclusive of sales charges, may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the fund during the year. Without these fees, the gross and net expense ratios would have been 1.18% and 1.16%, respectively.

[5]	The gross and net expense ratios include interest expense. Excluding interest expense, the gross and net expense ratios would have been 1.20% and 1.19%, respectively.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]

As a result of a contractual expense limitation, effective February 5, 2007 until September 1, 2008, the ratio of expenses, other than brokerage, taxes and extraordinary expenses to average net assets of Class A shares did not exceed 1.16%.

[8]

As a result of a voluntary expense limitation, prior to February 5, 2007, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets of Class A shares did not exceed 1.40%.

Legg Mason Capital Management All Cap Fund	35

Financial highlights cont’d

For a share of each class of beneficial interest outstanding throughout each year ended April 30:
Class B Shares[1]	2009	2008	2007	2006[2]	2005[2]
Net asset value, beginning of year	$7.06	$9.84	$9.02	$7.74	$7.73
Income (loss) from operations:
Net investment loss	(0.03)	(0.08)	(0.05)	(0.06)	(0.05)
Net realized and unrealized gain (loss)	(2.67)	(2.70)	0.87	1.34	0.06
Total income (loss) from operations	(2.70)	(2.78)	0.82	1.28	0.01
Net asset value, end of year	$4.36	$7.06	$9.84	$9.02	$7.74
Total return[3]	(38.24)%	(28.25)%	9.09%	16.54%	0.13%
Net assets, end of year (000s)	$36,847	$89,574	$218,812	$71,865	$73,331
Ratios to average net assets:
Gross expenses	2.25%	2.10%	1.93%[4]	1.97%[5]	1.97%
Net expenses[6]	2.00 [7]	1.92 [7]	1.90 [4,7,8]	1.95 [5,8]	1.94 [8]
Net investment loss	(0.55)	(0.90)	(0.53)	(0.70)	(0.62)
Portfolio turnover rate	59%	25%	81%	24%	15%

[1]	Per share amounts have been calculated using the average shares method.

[2]	Represents a share of capital stock outstanding prior to April 16, 2007.

[3]

Performance figures, exclusive of CDSC, may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the fund during the period. Without these fees, the gross and net expense rations would have been 1.91% and 1.88%, respectively.

[5]	The gross and net expense ratios include interest expense. Excluding interest expense, the gross and net expense ratios would have been 1.96% and 1.95%, respectively.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]

As a result of a contractual expense limitation, effective February 5, 2007 until September 1, 2008, the ratio of expenses, other than brokerage, taxes and extraordinary expenses, to average net assets of Class B shares did not exceed 1.93%.

[8]

As a result of a voluntary expense limitation, prior to February 5, 2007, the ratio of expenses, other than interest brokerage, taxes and extraordinary expenses, to average net assets of Class B shares did not exceed 2.15%.

36	Legg Mason Capital Management All Cap Fund

For a share of each class of beneficial interest outstanding throughout each year ended April 30:
Class C Shares[1]	2009	2008	2007	2006[2]	2005[2]
Net asset value, beginning of year	$7.09	$9.86	$9.03	$7.74	$7.74
Income (loss) from operations:
Net investment loss	(0.01)	(0.07)	(0.04)	(0.06)	(0.05)
Net realized and unrealized gain (loss)	(2.70)	(2.70)	0.87	1.35	0.05
Total income (loss) from operations	(2.71)	(2.77)	0.83	1.29	0.00 [3]
Net asset value, end of year	$4.38	$7.09	$9.86	$9.03	$7.74
Total return[4]	(38.22)%	(28.09)%	9.19%	16.67%	0.00%
Net assets, end of year (000s)	$55,813	$125,841	$266,870	$190,538	$215,024
Ratios to average net assets:
Gross expenses	1.86%	1.79%	1.85%[5]	1.93%[6]	1.95%
Net expenses	1.71 [7]	1.79	1.85 [5,7,8]	1.91 [6,7,8]	1.92 [7,8]
Net investment loss	(0.26)	(0.77)	(0.40)	(0.65)	(0.60)
Portfolio turnover rate	59%	25%	81%	24%	15%

[1]	Per share amounts have been calculated using the average shares method.

[2]	Represents a share of capital stock outstanding prior to August 16, 2007.

[3]	Amount represents less than $0.01 per share.

[4]

Performance figures, exclusive of CDSC, may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[5]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the fund during the period. Without these fees, the gross and net expense ratios would have both been 1.83%.

[6]	The gross and net expense ratios include interest expense. Excluding interest expense, the gross and net expense ratios would have been 1.93% and 1.90%, respectively.

[7]	Reflects fee waivers and/or expense reimbursements.

[8]

As a result of a voluntary expense limitation, prior to February 5, 2007, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses to average net assets of Class C shares did not exceed 2.15%.

Legg Mason Capital Management All Cap Fund	37

Financial highlights cont’d

For a share of each class of beneficial interest outstanding throughout each year ended April 30, unless otherwise noted:
Class I Shares[1]	2009	2008[2]
Net asset value, beginning of year	$7.51	$10.26
Income (loss) from operations:
Net investment income	0.04	0.02
Net realized and unrealized loss	(2.86)	(2.77)
Total loss from operations	(2.82)	(2.75)
Net asset value, end of year	$4.69	$7.51
Total return[3]	(37.55)%	(26.80)%
Net assets, end of year (000s)	$210	$99
Ratios to average net assets:
Gross expenses	0.99%	0.90%[4]
Net expenses	0.61 [5]	0.90 [4]
Net investment income	0.79	0.49 [4]
Portfolio turnover rate	59%	25%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period October 2, 2007 (inception date) to April 30, 2008.

[3]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]	Reflects fee waivers and/or expense reimbursements.

38	Legg Mason Capital Management All Cap Fund

For a share of each class of beneficial interest outstanding throughout each year ended April 30, unless otherwise noted:
Class 1 Shares[1]	2009	2008	2007[2]
Net asset value, beginning of year	$7.51	$10.36	$10.41
Income (loss) from operations:
Net investment income	0.02	0.01	0.00	[3]
Net realized and unrealized loss	(2.85)	(2.86)	(0.05)
Total loss from operations	(2.83)	(2.85)	(0.05)
Net asset value, end of year	$4.68	$7.51	$10.36
Total return[4]	(37.68)%	(27.51)%	(0.48)%
Net assets, end of year (000s)	$138,231	$267,372	$450,886
Ratios to average net assets:
Gross expenses	1.16%	0.93%	1.06%[5,6]
Net expenses	1.00 [7,8]	0.90 [7,8]	1.06	[5,6]
Net investment income	0.45	0.14	0.08	[5]
Portfolio turnover rate	59%	25%	81%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period February 2, 2007 (inception date) to April 30, 2007.

[3]	Amount represents less than $0.01 per share.

[4]

Performance figures, exclusive of sales charges prior to 2007, may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Annualized.

[6]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the fund during the period. Without these fees, the gross and net expense ratios would both have been 1.06%.

[7]

As a result of voluntary expense limitation, effective July 30, 2007, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets of Class 1 shares will not exceed Class A shares’ total net annual operating expenses less the 12b-1 fee differential of 0.25%.

[8]	Reflects fee waivers and/or expense reimbursements.

Legg Mason Capital Management All Cap Fund	39

Legg Mason Funds Privacy Policy

We are committed to keeping nonpublic personal information about you secure and confidential. This notice is intended to help you understand how we fulfill this commitment. From time to time, we may collect a variety of personal information about you, including:

•	Information we receive from you on applications and forms, via the telephone and through our websites;

•	Information about your transactions with us, our affiliates or others (such as your purchases, sales or account balances); and

•	Information we receive from consumer reporting agencies.

We do not disclose your nonpublic personal information, except as permitted by applicable law or regulation. For example, we may share this information with others in order to process your transactions. We may also provide this information to companies that perform services on our behalf, such as printing and mailing, or to other financial institutions with whom we have joint marketing agreements. We will require these companies to protect the confidentiality of this information and to use it only to perform the services for which we hired them.

With respect to our internal security procedures, we maintain physical, electronic and procedural safeguards to protect your nonpublic personal information, and we restrict access to this information.

If you decide at some point either to close your account(s) or become an inactive customer, we will continue to adhere to our privacy policies and practices with respect to your nonpublic personal information.

[This page is not part of the Prospectus.]

Legg Mason

Capital Management All Cap Fund

You may visit the fund’s website at http://www.leggmason.com/individualinvestors for a free copy of a Prospectus, Statement of Additional Information (“SAI”) or an Annual or Semi-Annual Report.

Shareholder reports Additional information about the fund’s investments is available in the fund’s Annual and Semi-Annual Reports to shareholders. In the fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the fund’s performance during its last fiscal year.

The fund sends only one report to a household if more than one account has the same last name and same address. Contact your Service Agent, Funds Investor Services or Institutional Shareholder Services if you do not want this policy to apply to you.

Statement of additional information The SAI provides more detailed information about the fund and is incorporated by reference into (is legally a part of) this Prospectus.

You can make inquiries about the fund or obtain shareholder reports or the SAI (without charge) by contacting your Service Agent, by calling Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432, or by writing to the fund at 55 Water Street, New York, New York 10041.

Information about the fund (including the SAI) can be reviewed and copied at the Securities and Exchange Commission’s (the “SEC”) Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the fund are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. Copies of this information may be obtained for a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549.

If someone makes a statement about the fund that is not in this Prospectus, you should not rely upon that information. Neither the fund nor the distributor is offering to sell shares of the fund to any person to whom the fund may not lawfully sell its shares.

(Investment Company Act

file no. 811-06444)

FD01889ST 11/09